Exhibit 99.1

TRUBRIDGE ANNOUNCES TWO DIRECTORS TO JOIN ITS BOARD AS A PART OF COOPERATION AGREEMENTS WITH PINETREE CAPITAL AND OCHO INVESTMENTS

Jerry Canada, Former Group President of N. Harris Computer, a subsidiary of Constellation Software (TSX: CSU), and Andris (Dris) Upitis, Head of Ocho Investments LLC, join the TruBridge Board of Directors

MOBILE, Ala. (February 11, 2025 ) – TruBridge, Inc. (“TruBridge” or the “Company”) (NASDAQ: TBRG), a healthcare solutions company, today announced that it has entered into cooperation agreements with Pinetree Capital Ltd. and L6 Holdings Inc. (together, “Pinetree”) and with Ocho Investments LLC (“Ocho”). Pinetree and Ocho are the Company’s two largest investors. Pursuant to the agreements, TruBridge has appointed Jerry Canada and Dris Upitis to its Board of Directors (the “Board”), effective February 11, 2025.

Canada and Upitis join the Board as independent, Class II directors, with Canada being appointed to the Compensation Committee and Upitis being appointed to the Nominating and Corporate Governance Committee. In connection with these additions, the Board has increased in size from seven to nine directors, seven of whom are independent.

Canada is the former Group President of Harris Computer’s Healthcare Group. He previously served in other senior management positions over a 22-year career with the company. Prior to joining Harris Computer, he worked for software companies, MCS Spectrum, Comptek Research and Barrister Information Systems. Canada is a founding member of the InfoTech Niagara regional technology industry group. He is a graduate of Canisius University where he also serves on the Board of Trustees.

Upitis is the Head of Ocho, which is his family office. Upitis currently sits on the boards of directors of several private companies. Prior to Ocho, he was a Portfolio Manager and Management Committee Member at Viking Global Investors and held various roles at Credit Suisse. He received his MBA from The University of Chicago Booth School of Business and his BA from Grinnell College.

“We are thrilled to welcome Jerry and Dris to our Board,” said Glenn Tobin, chairman of the Board. “We believe Jerry’s healthcare software and revenue cycle experience and Dris’ financial markets and capital allocation experience will be of great value to our Board. Both also have deep leadership experience and diverse skills, which will further strengthen our capabilities as a group. Adding Jerry and Dris continues a long process of Board refreshment to support our operational effectiveness and long-term strategy.”

Pursuant to the cooperation agreements, the Company has also announced several initiatives reflecting its ongoing commitment to strong corporate governance and stockholder value creation. At the 2025 Annual Meeting of Stockholders, the Company’s stockholders will be asked to approve a proposal to amend the Company’s organizational documents to declassify the Board. If this proposal is approved at the 2025 Annual Meeting, all the Company’s then-current directors will stand for election to one-year terms at the 2026 Annual Meeting of Stockholders. David Dye, who previously announced he would serve on the Board until the expiration of his term at the 2026 Annual Meeting, will not be standing for reelection. Additionally, the Company has amended its limited duration stockholder rights plan to terminate such plan effective as of the close of business on February 12, 2025.

“We are pleased to reach constructive agreements with Pinetree and Ocho,” said Chris Fowler, chief executive officer of TruBridge. “TruBridge is building momentum, and these initiatives will further enhance our ability to execute our growth strategy with favorable results. We are confident Jerry and Dris will be valued colleagues and members of our Board as we continue to capitalize on the significant opportunities ahead to create sustainable value for our stockholders.”

In connection with the cooperation agreements, Pinetree and Ocho have agreed to customary standstill, voting, and other provisions. Additionally, Pinetree and Ocho have each agreed to enter into an information-sharing agreement with the Company to allow for a dialogue between Pinetree and the Company, and between Ocho and the Company, respectively.

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TruBridge Announces Cooperation Agreements with Pinetree and Ocho Investments

February 11, 2025

The full text of the cooperation agreements with Pinetree and Ocho will be included as exhibits to the Company’s Current Report on Form 8-K, which will be filed with the U.S. Securities and Exchange Commission.

BofA Securities, Inc. is serving as financial advisor to the Company, and Maynard Nexsen PC and Vinson & Elkins L.L.P. are serving as legal counsel.

About TruBridge

We are a trusted partner to more than 1,500 healthcare organizations with a broad range of technology-first solutions that address the unique needs and challenges of diverse communities, promoting equitable access to quality care and fostering positive outcomes. TruBridge has over four decades of experience in connecting providers, patients and communities with innovative data-driven solutions that create real value by supporting both the financial and clinical side of healthcare delivery. Our industry leading HFMA Peer Reviewed® suite of revenue cycle management (RCM) offerings combine unparalleled visibility and transparency to enhance productivity and support the financial health of healthcare organizations across all care settings. We support efficient patient care with electronic health record (EHR) product offerings that successfully integrate data between care settings. Above all, we believe in the power of community and encourage collaboration, connection, and empowerment with our customers. We clear the way for care. For more information, please visit www.trubridge.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified generally by the use of forward-looking terminology and words such as “expects,” “anticipates,” “estimates,” “believes,” “predicts,” “intends,” “plans,” “potential,” “may,” “continue,” “should,” “will” and words of comparable meaning. Without limiting the generality of the preceding statement, all statements in this press release relating to the Company’s ability to execute on its strategy and to enhance value for the Company’s stockholders are forward-looking statements. We caution investors that any such forward-looking statements are only predictions and are not guarantees of future performance. Certain risks, uncertainties and other factors may cause actual results to differ materially from those projected in the forward-looking statements. Such factors may include: saturation of our target market and hospital consolidations; unfavorable economic or market conditions that may cause a decline in spending for information technology and services; significant legislative and regulatory uncertainty in the healthcare industry; exposure to liability for failure to comply with regulatory requirements; pandemics and other public health crises and related economic disruptions; transition to a subscription-based recurring revenue model and modernization of our technology; competition with companies that have greater financial, technical and marketing resources than we have; potential future acquisitions that may be expensive, time consuming, and subject to other inherent risks; our ability to attract and retain qualified client service and support personnel; disruption from periodic restructuring of our sales force; potential delay in the development of markets for our RCM service offering; potential inability to properly manage growth in new markets we may enter; potential disruption of our business due to our ongoing implementation of a new enterprise resource planning software solution; exposure to numerous and often conflicting laws, regulations, policies, standards or other requirements through our international business activities; potential litigation against us; our reliance on an international workforce which exposes us to various business disruptions; our utilization of artificial intelligence, which could expose us to liability or adversely affect our business if we cannot compete effectively with others using artificial intelligence; potential failure to develop new products or enhance current products that keep pace with market demands; failure of our products to function properly resulting in claims for medical and other losses; breaches of security and viruses in our systems resulting in customer claims against us and harm to our reputation; failure to maintain customer satisfaction through new product releases free of undetected errors or problems; failure to convince customers to migrate to current or future releases of our products; failure to maintain our margins and service rates; increase in the percentage of total revenues represented by service revenues, which have lower gross margins; exposure to liability in the event we provide inaccurate claims data to payors; exposure to liability claims arising out of the licensing of our

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TruBridge Announces Cooperation Agreements with Pinetree and Ocho Investments

February 11, 2025

software and provision of services; dependence on licenses of rights, products and services from third parties; misappropriation of our intellectual property rights and potential intellectual property claims and litigation against us; interruptions in our power supply and/or telecommunications capabilities, including those caused by natural disaster; potential inability to secure additional financing on favorable terms to meet our future capital needs; our substantial indebtedness, and our ability to incur additional indebtedness in the future; pressures on cash flow to service our outstanding debt; restrictive terms of our credit agreement on our current and future operations; changes in and interpretations of financial accounting matters that govern the measurement of our performance; significant charges to earnings if our goodwill or intangible assets become impaired; fluctuations in quarterly financial performance due to, among other factors, timing of customer installations; volatility in our stock price; failure to maintain effective internal control over financial reporting; inherent limitations in our internal control over financial reporting; vulnerability to significant damage from natural disasters; market risks related to interest rate changes; potential material adverse effects due to macroeconomic conditions, including bank failures or changes in related regulation; and other risk factors described from time to time in our public releases and reports filed with the Securities and Exchange Commission, including, but not limited to, our most recent Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024. We also caution investors that the forward-looking information described herein represents our outlook only as of this date, and we undertake no obligation to update or revise any forward-looking statements to reflect events or developments after the date of this press release, except as otherwise required by law.

Contacts

Investor Relations Contact

Asher Dewhurst, ICR Westwicke

TBRGIR@westwicke.com

Media Contact

Tracey Schroeder

Chief Marketing Officer

Tracey.schroeder@trubridge.com

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